UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024 (December 9, 2024)

Corebridge Financial, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

1-877-375-2422
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 9, 2024 (the “Closing Date”), Nippon Life Insurance company, a mutual company (sougogaisha) organized under the laws of Japan (“Nippon”), in accordance with the stock purchase agreement (the “Purchase Agreement”), dated as of May 16, 2024, by and among Corebridge Financial, Inc., a Delaware corporation (the “Company”), American International Group, Inc., a Delaware corporation (“AIG”) and Nippon, completed its purchase of 121,956,256 shares (the “Purchased Stock”) of common stock of the Company (the “Common Stock”) beneficially owned by AIG, for aggregate consideration of approximately $3.8 billion in cash (the “Transaction”). As of December 9, 2024, the Purchased Stock represented 21.6% of the outstanding Common Stock. Following consummation of the Transaction, AIG will continue to own 22.5% of the outstanding Common Stock.

On the Closing Date, in connection with the Transaction and pursuant to the Purchase Agreement, the Company entered into a stockholder’s agreement (the “Stockholder’s Agreement”) by and between the Company and Nippon.  The Stockholder’s Agreement provides for, among other things, the grant to Nippon of certain board, board observer and committee designation rights and a standstill restriction on Nippon. The description of the Stockholder's Agreement in this report is qualified in its entirety by reference to the full text of the Stockholder's Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Composition of the Board. From and after the Closing Date, until the date that the share ownership percentage of Nippon is less than 5% (the “Sunset Date”), Nippon shall have the right to designate a number of individuals to serve as directors equal to the product of the total number of directors multiplied by the share ownership percentage of Nippon, with such number of directors rounded down to the nearest whole number (a “Nippon Designee”). For so long as a Nippon Designee is serving as a director on the Company’s board of directors (the “Board”), at least one Nippon Designee shall be entitled to serve on each of the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee of the Board.

Standstill Provisions. Nippon agrees that, during the period beginning on the date the Stockholder’s Agreement was executed and ending on Sunset Date, without the prior written approval of the Board, Nippon shall not, and shall cause certain of its affiliates not to, directly or indirectly, subject to certain exceptions, engage in, commence or propose certain actions with respect to the Company and its subsidiaries and the Common Stock.

Termination. The Stockholder’s Agreement shall terminate on the earlier of: (i) the Sunset Date and (ii) the mutual written agreement of Nippon and the Company.

 Registration Rights. On the Closing Date, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with Nippon and AIG, whereby AIG assigned its rights and interests in, and delegated its obligations under, the Registration Rights Agreement (the “AIG RRA”), dated as of September 14, 2022, by and between the Company and AIG, to Nippon with respect to the Purchased Stock. Under the AIG RRA, Nippon will have certain “demand” and “piggyback” registration rights. The descriptions of the Registration Rights Agreement and the AIG RRA in this report are qualified in their entirety by reference to the full texts of the Registration Rights Agreement and the AIG RRA, which are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of the close of the Transaction, Peter Zaffino, Sabra Purtill,  Mia Tarpey and Jonathan Gray resigned from the Board and the Board reduced the number of directors serving on the Board from thirteen to eleven. Gilles Dellaert, age 46, was elected to the Board, effective immediately. Mr. Dellaert was elected pursuant to the Stockholder’s  Agreement, dated as of November 2, 2021, among Blackstone Inc. (“Blackstone”), AIG and the Company and will succeed Mr. Gray as the Board’s Blackstone designee. Alan Colberg, who has served on the Board since September 2022 as an independent director, will succeed Mr. Zaffino as chair of the Board.

The Board also elected Minoru Kimura, age 57, a Nippon Designee, to the Board, effective immediately. Mr. Kimura serves as a member of the Board pursuant to the Stockholder’s Agreement pursuant to which Nippon has the right to designate members of the Board. Pursuant to the Stockholder's Agreement, Mr. Kimura will not be compensated by the Company for service on the Board of the Company. The Board has appointed Mr. Kimura to the Compensation and Management Development Committee of the Board and the Nominating and Corporate Governance Committee of the Board, effective immediately.

Item 8.01	Other Events

On December 10, 2024, the Company issued a press release announcing that Mr. Kimura and Mr. Dellaert have been elected to the Board, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Stockholder’s Agreement, dated as of December 9, 2024, by and between Corebridge Financial, Inc. and Nippon Life Insurance Company.

10.2	Registration Rights Agreement, dated as of December 9, 2024, by and among Corebridge Financial, Inc., American International Group, Inc. and Nippon Life Insurance Company.

10.3
Registration Rights Agreement, dated as of September 14, 2022, by and between Corebridge Financial, Inc. and American International Group, Inc. (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 9, 2022 by Corebridge Financial, Inc.).

99.1	Press release dated December 10, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2024	Corebridge Financial, Inc.

	By:	/s/ Christine Nixon
Name: Christine Nixon
Title: Executive Vice President and General Counsel